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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                        --------------------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        DATE OF REPORT: NOVEMBER 24, 1997
                        ---------------------------------
                        (Date of earliest event reported)

                        --------------------------------


                     APOLLO INTERNATIONAL OF DELAWARE, INC.
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             (Exact name of registrant as specified in its charter)


                        --------------------------------


            DELAWARE                     0-22365                 59-3285246
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(State or other jurisdiction of   (Commission File Number)     (IRS Employer
 incorporation or organization)                              Identification No.)


                         6542 U.S. HIGHWAY 41, SUITE 215
                           APOLLO BEACH, FLORIDA 33572
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               (Address of principal executive offices, zip code)


                                 (813) 645-7677
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              (Registrant's telephone number, including area code)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On November 24, 1997, Apollo International of Delaware, Inc. (the "Registrant") acquired all of the issued and outstanding capital stock of Trans-World Powernet, Inc. of Clearwater, Florida ("Trans-World"), a designer of electrical sub-station automation equipment. Trans-World is being operated as a subsidiary of the Registrant. The purchase price for Trans-World was $200,000 cash, payable $100,000 at closing and $100,000 on November 24, 1998, and the issuance by the Registrant of an aggregate of 240,000 shares of restricted Common Stock to the former shareholders of Trans-World (the "Shares"). The Shares were issued upon closing and are subject a lock-up pursuant to which they may not be sold or otherwise transferred before July 10, 1999 without the consent of May Davis Group, Inc., the Registrant's underwriter of its initial public offering. The selling shareholders entered into a shareholders voting agreement with David W. Clarke, President and Chief Executive Officer and a director of the Registrant, pursuant to which they gave Mr. Clarke an irrevocable proxy to vote their Shares until July 10, 1999.

         In connection with the acquisition, the Registrant entered into a two-year employment agreement with Chihkai J. (John) Tang, a principal of Trans-World. Under the employment agreement, Mr. Tang serves as the President of Trans-World. The employment term may be automatically extended for successive two year terms, unless notice of non-renewal by either party is given 120 days prior to the expiration date. Mr. Tang's base salary is $88,000 subject to annual cost of living increases. The agreement provides for a severance payment equal to three (3) months salary for termination of Mr. Tang's employment under certain circumstances, including without cause (as defined in the agreement).

          Trans-World developed certain technology in the field of power substation automation and utility networking solutions that the Registrant believes to be significantly more advanced than anything else currently available in the market, and more advanced than Registrant's own research and development in the same field.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS.

         FINANCIAL STATEMENTS AND PRO FORMA FINANCIAL
         FINANCIAL INFORMATION:

         (a) Financial Statements of the acquired business will be provided within the next sixty (60) days as an amendment to this filing.

         (b) The unaudited pro forma condensed consolidated balance sheet and income statement of the Registrant will be provided within the next sixty (60) days as an amendment to this filing.

         EXHIBITS:

         10.1   Agreement and Plan of Merger dated November 24, 1997

         10.2   Employment Agreement of Chikkai J. Tang

         10.3 Form of Shareholders Voting Agreement between the Registrant, David W. Clarke and each of the selling shareholders of Trans-World Powernet, Inc.


                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  APOLLO INTERNATIONAL OF
                                  DELAWARE, INC.
                                   (Registrant)

Date:  December 5, 1997             By: /s/ DAVID W. CLARKE
                                       ------------------------
                                        David W. Clarke
                                        President and Chief Executive Officer


                                     By: /s/ STUART M. FRANK
                                        -----------------------
                                         Stuart M. Frank
                                         Chief Financial Officer


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